AMENDMENT

Amendment made as of December 11, 2018, to that certain Custody Agreement dated as of November 7, 2002, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (the “Fund”) and The Bank of New York Mellon (formerly, The Bank of New York) (“Custodian”) (such Custody Agreement hereinafter referred to as the “Custody Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Custody Agreement.

WHEREAS, the parties wish to amend the Custody Agreement to add certain Funds, as parties to the Custody Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.  Schedule A of the Custody Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.  Each party represents to the other that this Amendment has been duly executed.

3.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4.  This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Custody Agreement shall be a reference to the Custody Agreement as amended hereby. Except as amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each Fund and Custodian have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON

EXHIBIT I HERETO

By:        /s/ Peter Parrella

Name:   Peter Parrella
                                                                                                Title:     Assistant Treasurer

                                                                                                THE BANK OF NEW YORK MELLON

By:        /s/Adam Cohen

                                                                                                Name:   Adam Cohen
                                                                                                Title:     Vice President

Exhibit I

SCHEDULE A TO THE CUSTODY AGREEMENT

INSURANCE FUNDS

RIC/Fund Name	Former Name	Date of First Service
Advanced Series Trust
AST AB Global Bond Portfolio		7/8/15
AST American Funds Growth Allocation Portfolio		4/5/18
AST AQR Emerging Markets Equity Portfolio		2/25/13
AST AQR Large-Cap Portfolio		4/29/13
AST BlackRock 60/40 Target Allocation ETF Portfolio		12/11/18
AST BlackRock 80/20 Target Allocation ETF Portfolio		12/11/18
AST BlackRock Global Strategies Portfolio		5/1/11
AST Bond Portfolio 2018		1/28/08
AST Bond Portfolio 2019		1/28/08
AST Bond Portfolio 2020		1/1/09
AST Bond Portfolio 2021		12/31/09
AST Bond Portfolio 2022		12/31/10
AST Bond Portfolio 2023		12/28/11
AST Bond Portfolio 2024		11/14/12
AST Bond Portfolio 2025		12/5/13
AST Bond Portfolio 2026		1/2/15
AST Bond Portfolio 2027		12/21/15
AST Bond Portfolio 2028		12/15/16
AST Bond Portfolio 2029		12/1/17
AST Bond Portfolio 2030		12/11/18
AST ClearBridge Dividend Growth Portfolio		2/25/13
AST Columbia Adaptive Risk Allocation Portfolio		7/8/15
AST Emerging Managers Diversified Portfolio		7/8/15
AST FQ Absolute Return Currency Portfolio		4/15/14
AST Franklin Templeton K2 Global Absolute Return Portfolio		4/15/14
AST Goldman Sachs Global Growth Allocation Portfolio		4/15/14
AST Goldman Sachs Global Income Portfolio		7/8/15
AST Investment Grade Bond Portfolio		1/28/08
AST Jennison Global Infrastructure Portfolio		4/15/14
AST Jennison Large-Cap Growth Portfolio		9/25/09
AST Legg Mason Diversified Growth Portfolio		7/1/14
AST Managed Alternatives Portfolio		7/8/15
AST Managed Equity Portfolio		4/15/14
AST Managed Fixed Income Portfolio		4/15/14
AST MFS Large-Cap Value Portfolio		8/20/12
AST Morgan Stanley Multi-Asset Portfolio		7/8/15
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio	2/25/13
AST Neuberger Berman Long/Short Portfolio		7/8/15
AST New Discovery Asset Allocation Portfolio		3/25/12
AST PIMCO Dynamic Bond Portfolio	AST Goldman Sachs Strategic Income Portfolio	4/15/14
AST Prudential Core Bond Portfolio		10/5/11
AST Prudential Flexible Multi-Strategy Portfolio		4/15/14
AST QMA International Core Equity Portfolio		1/5/15
AST QMA Large-Cap Portfolio		4/29/13
AST Quantitative Modeling Portfolio		5/1/11
AST T. Rowe Price Diversified Real Growth Portfolio		4/15/14
AST T. Rowe Price Growth Opportunities Portfolio		12/5/13
AST Wellington Management Global Bond Portfolio		7/8/15
AST Wellington Management Hedged Equity Portfolio	AST Aggressive Asset Allocation Portfolio	5/1/11
AST Wellington Management Real Total Return Portfolio		7/8/15
AST Western Asset Emerging Markets Debt Portfolio		8/20/12
The Prudential Series Fund
Conservative Balanced Portfolio		7/25/05
Diversified Bond Portfolio		7/25/05
Flexible Managed Portfolio		7/25/05
Global Portfolio		7/25/05
Government Income Portfolio		7/25/05
Government Money Market Portfolio	Money Market Portfolio	9/12/05
High Yield Bond Portfolio		7/25/05
Jennison Portfolio		7/25/05
Jennison 20/20 Focus Portfolio		7/25/05
Natural Resources Portfolio		7/25/05
Small Capitalization Stock Portfolio		7/25/05
Stock Index Portfolio		7/25/05
Value Portfolio		7/25/05
SP Prudential U.S. Emerging Growth Portfolio		7/25/05
Prudential Gibraltar Fund		7/25/05

RETAIL FUNDS

RIC/Fund Name	Former Name	Date of First Service
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.
PGIM Global Total Return Fund	Prudential Global Total Return Fund, Prudential Global Total Return Fund, Inc.	6/6/05
PGIM Global Total Return (USD Hedged) Fund	Prudential Global Total Return (USD Hedged) Fund	12/1/17
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc., MoneyMart Assets, Inc.
PGIM Government Money Market Fund	Prudential Government Money Market Fund, Inc.	6/6/05
Prudential Investment Portfolios, Inc.
PGIM Balanced Fund	Prudential Balanced Fund, Prudential Asset Allocation Fund, Dryden Asset Allocation Fund, Dryden Active Allocation Fund	6/6/05
PGIM Jennison Equity Opportunity Fund	Prudential Jennison Equity Opportunity Fund, Jennison Equity Opportunity Fund	6/27/05
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund, Jennison Growth Fund	6/27/05
PGIM Conservative Allocation Fund	Prudential Conservative Allocation Fund, JennisonDryden Conservative Allocation Fund	7/25/05
PGIM Growth Allocation Fund	Prudential Growth Allocation Fund, JennisonDryden Growth Allocation Fund	7/25/05
PGIM Moderate Allocation Fund	Prudential Moderate Allocation Fund, JennisonDryden Allocation Fund	7/25/05
Prudential Investment Portfolios 2	Dryden Core Investment Fund
PGIM QMA Commodity Strategies Fund	Prudential Commodity Strategies Fund	11/1/16
PGIM QMA Commodity Strategies Subsidiary, Ltd.	Prudential Commodity Strategies Subsidiary, Ltd.	11/1/16
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund	11/1/16
PGIM Core Short Term Bond Fund	Prudential Core Short Term Bond Fund, Short Term Bond Series	6/6/05
PGIM Core Ultra Short Bond Fund	Prudential Core Ultra Short Bond Fund, Prudential Core Taxable Money Market Fund, Taxable Money Market Series	6/6/05
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund	7/15/16
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity Fund	11/1/16
PGIM QMA Emerging Markets Equity Fund	Prudential QMA Emerging Markets Equity Fund	11/1/16
PGIM QMA International Developed Markets Index Fund	Prudential QMA International Developed Markets Index Fund	11/1/16
PGIM QMA Mid-Cap Core Equity Fund	Prudential QMA Mid-Cap Core Equity Fund	11/1/16
PGIM QMA US Broad Market Index Fund	Prudential QMA US Broad Market Index Fund	11/1/16
PGIM TIPS Fund	Prudential TIPS Fund	11/1/16
Prudential Investment Portfolios 3	Jennison Dryden Opportunity Funds, Strategic Partners Opportunity Funds
PGIM Jennison Focused Growth Fund	Prudential Jennison Select Growth Fund, Jennison Select Growth Fund, Strategic Partners Focused Growth Fund	12/9/02
PGIM Real Assets Fund	Prudential Real Assets Fund	12/30/10
PGIM Real Assets Subsidiary, Ltd.	Prudential Real Assets Subsidiary, Ltd.	12/30/10
PGIM QMA Global Tactical Allocation Fund	Prudential QMA Global Tactical Allocation Fund, Prudential Global Tactical Allocation Fund	4/1/15
PGIM QMA Global Tactical Allocation Subsidiary, Ltd.	Prudential Global Tactical Allocation Subsidiary, Ltd.	4/1/15
PGIM Unconstrained Bond Fund	Prudential Unconstrained Bond Fund	6/1/15
PGIM Global Absolute Return Bond Fund	Prudential Global Absolute Return Bond Fund	10/1/15
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
PGIM Muni High Income Fund	Prudential Muni High Income Fund, High Income Series	6/6/05
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
PGIM 60/40 Allocation Fund		9/1/15
Prudential Day One Income Fund		11/1/16
Prudential Day One 2010 Fund		11/1/16
Prudential Day One 2015 Fund		11/1/16
Prudential Day One 2020 Fund		11/1/16
Prudential Day One 2025 Fund		11/1/16
Prudential Day One 2030 Fund		11/1/16
Prudential Day One 2035 Fund		11/1/16
Prudential Day One 2040 Fund		11/1/16
Prudential Day One 2045 Fund		11/1/16
Prudential Day One 2050 Fund		11/1/16
Prudential Day One 2055 Fund		11/1/16
Prudential Day One 2060 Fund		11/1/16
PGIM Jennison Diversified Growth Fund	Prudential Jennison Diversified Growth Fund and Prudential Jennison Conservative Growth Fund	11/18/02
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund	3/5/14
Prudential Investment Portfolios 6	Dryden California Municipal Fund
PGIM California Muni Income Fund	Prudential California Muni Income Fund	9/12/05
Prudential Investment Portfolios 7	JennisonDryden Portfolios
PGIM Jennison Value Fund	Prudential Jennison Value Fund	6/27/05
Prudential Investment Portfolios 8	Dryden Index Series Fund
PGIM QMA Stock Index Fund	Prudential QMA Stock Index Fund, Prudential Stock Index Fund	6/27/05
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund	3/30/11
PGIM International Bond Fund	Prudential International Bond Fund	11/1/16
PGIM QMA Large-Cap Core Equity Fund	Prudential QMA Large-Cap Core Equity Fund, Prudential Large-Cap Core Equity Fund, Dryden Large-Cap Core Equity Fund	6/27/05
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund	7/7/14
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund	6/1/15
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
PGIM Global Real Estate Fund	Prudential Global Real Estate Fund	9/17/10
PGIM QMA Large-Cap Core Equity PLUS Fund	Prudential QMA Large-Cap Core Equity PLUS Fund	9/1/17
PGIM QMA Long-Short Equity Fund	Prudential QMA Long-Short Equity Fund, Prudential Long-Short Equity Fund	5/28/14
PGIM Short Duration Muni High Income Fund	Prudential Short Duration Muni High Income Fund	5/28/14
PGIM US Real Estate Fund	Prudential US Real Estate Fund	12/21/10
PGIM Jennison Technology Fund		6/18/18
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
PGIM Government Income Fund	Prudential Government Income Fund, Dryden Government Income Fund, Inc.	7/25/05
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund	3/30/11
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund, Inc., Dryden High Yield Fund, Inc.
PGIM Short Duration High Yield Income Fund	Prudential Short Duration High Yield Income Fund	9/24/12
PGIM High Yield Fund	Prudential High Yield Fund	7/25/05
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund, Inc., Dryden Total Return Bond Fund, Inc.
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund	7/25/05
PGIM Short Duration Multi-Sector Bond Fund	Prudential Short Duration Multi-Sector Bond Fund	12/5/13
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund, Jennison 20/20 Focus Fund	6/27/05
PGIM Jennison 20/20 Focus Fund	Prudential Jennison 20/20 Focus Fund	6/27/05
PGIM Jennison MLP Fund	Prudential Jennison MLP Fund	12/5/13
Prudential Jennison Blend Fund, Inc	Jennison Blend Fund, Inc., Strategic Partners Equity Fund, Inc.
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc	9/12/05
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison Mid-Cap Growth Fund, Inc., Jennison U.S. Emerging Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund, Inc.	6/27/05
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	Prudential Jennison Natural Resources Fund, Inc.	6/27/05
Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.	6/27/05
Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.	9/12/05
Prudential Sector Funds	Jennison Sector Funds, Inc.
PGIM Jennison Financial Services Fund	Prudential Jennison Financial Services Fund and Prudential Financial Services Fund	6/27/05
PGIM Jennison Health Sciences Fund	Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund, Jennison Health Sciences Fund	6/27/05
PGIM Jennison Utility Fund	Prudential Utility Fund d/b/a Prudential Jennison Utility Fund, Jennison Utility Fund	6/27/05
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund, Inc.	6/6/05
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Local Currency Fund	Prudential Emerging Markets Debt Local Currency Fund	3/30/11
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard Currency Fund	12/1/17
PGIM QMA International Equity Fund	Prudential QMA International Equity, Fund Prudential International Equity Fund	6/6/05
PGIM Jennison Emerging Markets Equity Opportunities Fund	Prudential Jennison Emerging Markets Equity Fund	9/3/14
PGIM Jennison Global Infrastructure Fund	Prudential Jennison Global Infrastructure Fund	8/12/13
PGIM Jennison Global Opportunities Fund	Prudential Jennison Global Opportunities Fund	3/14/12
PGIM Jennison International Opportunities Fund	Prudential Jennison International Opportunities Fund	6/5/12

CLOSED END FUNDS

RIC/Fund Name	Former Name	Date of First Service
PGIM Short Duration High Yield Fund, Inc.	Prudential Short Duration High Yield Fund, Inc.	3/8/12
PGIM Global Short Duration High Yield Fund, Inc.	Prudential Global Short Duration High Yield Fund, Inc.	9/24/12